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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 21, 2003

                                -----------------

                               MAII Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                        0-21343                73-1347577
----------------------------         -----------          -------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


           5808 Sepulveda Blvd., Suite 502, Van Nuys, California 91411
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 909-7425

                            -------------------------



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 19, 2002, Ford Motor Credit Company ("Ford") filed suit against MAII Holdings, Inc. (the "Company") and it's subsidiary Car Rental Direct, Inc. ("CRD") alleging that CRD had defaulted under a loan agreement entered into between Ford and CRD (the "Loan Agreement"). In the litigation Ford sought damages in the amount of $13,024,382.92, plus interest, cost and attorney fees. The Loan Agreement was guaranteed by the Company.

         Effective January 21, 2003, the Company and certain of its affiliates, including CRD, and Ford entered into a Forbearance Agreement and Release (the "Agreement and Release"), pursuant to which Ford agreed, subject to receiving certain payments from CRD, to forego exercising its rights under the Loan Agreement in connection with any CRD default disclosed by CRD to Ford prior to the date of the Agreement and Release. As a result of the Agreement and Release, the Loan Agreement will continue on a restructured, amortizing basis until December 31, 2003, at which time the outstanding balance under the Loan Agreement shall be due and payable.

         Under the terms of the Agreement and Release, MAII and CRD also agreed to the filing by Ford of a default judgment in the amount of $13,024,382.92, plus interest, cost and attorney fees in the event that CRD failed to make payments as required under the Agreement and Release.

         The Agreement and Release is attached to this Form 8-K as Exhibit 10.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         The following is a list of exhibits filed as part of this Current report on Form 8-K:

         10.1 Forbearance Agreement and Release effective as of January 21, 2003, by and among Car Rental Direct, Inc., MAII Holdings, Inc., Christie Tyler, Keenan Cheung, Car Rental Direct Holdings, Inc., Car Rental Direct of Central Arizona, Inc., and Ford Motor Credit Company.

         99.1     Press Release dated January 23, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MAII HOLDINGS, INC.



Date: January 31, 2003                         By:  /s/ Christie S. Tyler
                                                  ------------------------------
                                                  Christie S. Tyler,
                                                  Chairman of the Board and
                                                  Chief Executive Officer


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
10.1     Forbearance Agreement and Release effective as of January 21, 2003, by and among Car Rental Direct, Inc., MAII Holdings, Inc., Christie Tyler,
         Keenan Cheung, Car Rental Direct Holdings, Inc., Car Rental Direct of
         Central Arizona, Inc., and Ford Motor Credit Company.

99.1     Press Release dated January 23, 2003.